SECOND AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT is entered into as of September 30, 1993, among LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "Company"), the banks listed on the signature pages hereof ("Lenders"), BANK ONE, TEXAS, N.A., as administrative agent (in that capacity "Administrative Agent"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as syndication agent (together with Administrative Agent "Agents").

     The Company, Lenders, and Agents have entered into the Restated Loan and Security Agreement dated as of July 8, 1993 (as amended as of September 15, 1993, and as further renewed, extended, amended, and restated, the "Loan Agreement") providing for loans to the Company on a revolving basis. The Company has requested an amendment to the Loan Agreement in order to provide a temporary cure period for a certain covenant.

     NOW THEREFORE, for valuable and acknowledged consideration, the parties agree as follows:

     1. Certain Definitions. Unless otherwise specified herein, all terms defined in the Loan Agreement have the same meanings when used herein, and all references to "Sections" are references to sections of the Loan Agreement.

     2.    Amendments.

           (a)  A new sentence is added to the end of Section 7.2 as follows:

           For purposes of clauses (b) and (c) above, only 50% of the equity investment shown on the Company's balance sheet attributable to the stock of ST Lending, Inc. shall be included in the calculation of the Company's Consolidated Net Worth.

           (b) Sections 7.3(b)(ii) and (iii) are entirely amended as follows:

           (ii) 50% of the Consolidated Net Income (or, in the event Consolidated Net Income is a deficit, then 100% of that deficit) of the Company and its Consolidated Subsidiaries for the period (taken as one accounting period) commencing on October 1, 1992, and including the last day of the fiscal quarter ended immediately prior to the date of such calculation, plus (iii) the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Board of Directors, evidenced by a resolution of the Board of Directors), received by the Company from the issuance or sale after October 1, 1992 (other than to a Subsidiary of the Company), of its capital stock and warrants, options, and rights to purchase its capital stock but excluding the net proceeds from the issuance, sale, exchange, conversion, or other disposition of its capital stock convertible into or exchangeable for any security other than its capital stock at the option of the holder thereof or upon the happening of any event.

           (c)  A new Section 7.8(i) is added as follows:

                (i) The acquisition of 490 shares of the stock of ST Lending, Inc. from Lomas Financial Corporation in exchange for the issuance of 200 shares of the Company's stock.

           (d)  Section 7.12 (b) is entirely amended as follows:

                (b) Debt for which the Company is required to deliver the
                    notes evidencing mortgage loans securing that Debt to Administrative Agent as custodian.

           (e) Effective as of the date of this amendment through November 29, 1993, Section 8.1(e) is entirely amended as follows:

                (e) The failure on the part of the Company to observe or perform (i) any of its covenants or agreements contained in Section 7 other than Section 7.4 or (ii) the covenant contained in Section 7.4 for a period of 45 days after the date on which notice of such failure has been delivered by the Company to either Agent.

     3. Conditions Precedent. The foregoing is not effective until all of the following are satisfied: (a) Agents and Lenders shall have received a copy of this amendment executed by the Company and Lenders and (b) the representations and warranties contained in this amendment and in all other Loan Papers, as amended by this amendment, shall be true and correct as of the date of this amendment as if made on the date of this amendment.

     4. Ratifications. The terms and provisions of this amendment shall modify and supersede all inconsistent terms and provisions of the Loan Papers, and, except as expressly modified and superseded by this amendment, the terms and provisions of the Loan Papers are ratified and confirmed and shall continue in full force and effect. The Company, Lenders, and Agents agree that the Loan Papers as amended by this amendment shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, the Company ratifies and confirms that all Liens heretofore granted to Agents, on behalf of Lenders, were intended to, do, and shall continue to secure the full and complete payment and performance of the Obligations, and the Company agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as either Agent or any Lender may reasonably request in order to perfect and protect such Liens and preserve and protect the rights of Agents and Lenders in respect of all present and future Collateral.

      5. Representations and Warranties. The Company hereby represents and warrants to Lenders and Agents that (a) this amendment and the Loan Papers to be delivered under this amendment have been duly authorized, executed and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this amendment and the Loan Papers to be delivered hereunder, (c) this amendment and the Loan Papers to be delivered hereunder are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery and performance by the Company of this amendment and the Loan Papers to be delivered hereunder do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties contained in the Loan Agreement, as amended by this amendment, and any other Loan Paper are true and correct in all material respects on and as of the date of execution hereof as though made as of the date of execution hereof, and (f) as of the effective date of this amendment, no Default exists.

     6. References. All references in the Loan Papers to the "Loan Agreement" shall refer to the Loan Agreement as amended by this amendment, and, because this amendment is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers set forth in Section 10 are incorporated herein by reference, the same as if set forth herein verbatim.

     7. Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute one and the same document.

     8. Parties Bound. This amendment shall be binding upon and shall inure to the benefit of the Company, Agents, and each Lender, and, subject to
Section 10.10, their respective successors and assigns.

     9. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED HEREBY, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     EXECUTED ON OR AROUND NOVEMBER 18, 1993, BUT EFFECTIVE AS OF
FIRST STATED.

Lomas Mortgage USA, Inc.                     LOMAS MORTGAGE USA, INC.,
1600 Viceroy Drive                           as the Company
Dallas, Texas  75235
Attn:  Robert E. Byerley, Jr.,
       Senior Vice President &
       Treasurer                             By /s/ROBERT E. BYERLEY, JR.
Telecopy 214/879-7018                           -----------------------------
                                             (Name) Robert E. Byerley, Jr.
                                                    -------------------------
                                             (Title)  Senior Vice President
                                                        & Treasurer
                                                      -----------------------

Third Floor, 1717 Main Street                BANK ONE, TEXAS, N.A.,
Mortgage Finance Group                       as Administrative Agent and
Dallas, Texas  75201                            a Lender
Attn:  Kathleen C. Stewart,
       Vice President
Telecopy 214/290-2275                        By  /s/KATHLEEN C. STEWART
                                                 ----------------------
                                                 Kathleen C. Stewart,
                                                 Vice President


Texas Commerce Bank National Association     TEXAS COMMERCE BANK
717 Travis Street                              NATIONAL ASSOCIATION,
Houston, Texas  77002                        as Syndication Agent and
Attn:  Abbie Tidmore                           a Lender
       Vice President
Telecopy 713/216-2082                        By  /s/ABBIE TIDMORE
                                                 ----------------------
                                                 Abbie Tidmore,
                                                 Vice President


First Bank Place                             FIRST BANK NATIONAL
601 2nd Ave. S.                               ASSOCIATION, as a Lender
Minneapolis, Minnesota  55402
Attn:  Kathlyn Slater
       Vice President
Telecopy 612/973-0826
                                             By  /s/KATHLYN SLATER
                                                 ----------------------
                                                 Kathlyn Slater,
                                                 Vice President


8333 Douglas Avenue                          GUARANTY FEDERAL BANK,
Dallas, Texas  75255                           F.S.B., as a Lender
Attn: James E. Robertson
      Vice President
Telecopy 214/360-8948
                                             By /s/JAMES E. ROBERTSON
                                                -----------------------
                                                James E. Robertson,
                                                Vice President

One Marine Midland Center, 15th Floor        MARINE MIDLAND BANK, N.A.,
Buffalo, New York  14203                     as a Lender
Attn:  William Dentinger
       Vice President
Telecopy 716/841-2707
                                             By  /s/WILLIAM DENTINGER
                                                 ----------------------
                                                 William Dentinger
                                                 Vice President


100 Federal Street                           THE FIRST NATIONAL BANK OF
Boston, MA  02110                              BOSTON, as a Lender
Attn:  Corinne M. Barrett
       Vice President
Telecopy:  (617) 434-7108                    By /s/CORINNE M. BARRETT
                                                -----------------------
                                                Corinne M. Barrett
                                                Vice President


15 South 20th Street, 15th Floor             COMPASS BANK (formerly Central
Birmingham, Alabama  35233                     Bank of the South),
Attn:  John D. West, Mortgage                as a Lender
       Banking Officer
Telecopy 205/715-7994
                                             By /s/JOHN D. WEST
                                                -----------------------
                                                John D. West,
                                                Mortgage Banking Officer


67th Floor, NationsBank Plaza                NATIONSBANK OF TEXAS, N.A.,
901 Main Street                              as a Lender
Dallas, Texas  75202
Attn:  Elizabeth Kurilecz
       Vice President
Telecopy 214/508-0604                        By /s/ELIZABETH KURILECZ
                                                -----------------------
                                                Elizabeth Kurilecz
                                                Vice President


1601 Elm Street, 2nd Floor                   COMERICA BANK - TEXAS,
Dallas, Texas  75201                         as a Lender
Attn:  Maureen Macan
       Vice President
Telecopy 214/969-6096
                                             By /s/MAUREEN MACAN
                                                -----------------------
                                                Maureen Macan,
                                                Vice President